Exhibit 10.01

AMENDMENT NO. 10 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

This Amendment (this “Amendment”), effective as of August 29, 2014, is entered into by and among:
(a)    Eastman Chemical Financial Corporation, a Delaware corporation, as Seller and as initial Servicer (“ECFC”), and
(b)    The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, formerly known as The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, individually as a Victory Liquidity Bank (“BTMU”), as Victory Agent (the “Victory Agent”) and as administrative agent (the “Administrative Agent”), with respect to the Amended and Restated Receivables Purchase Agreement dated as of July 9, 2008 by and among the parties hereto (as heretofore amended, the “Existing Agreement” which, as amended hereby, is hereinafter referred to as the “Agreement”).
Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.
W I T N E S S E T H :
WHEREAS, effective on the date hereof, the parties to the Existing Agreement desire to amend certain provisions of the Existing Agreement and extend the Liquidity Termination Date;
WHEREAS, effective on the date hereof, BTMU extends its Commitment under the Existing Agreement; and
WHEREAS, the parties are willing to agree to such modification on the terms and subject to the conditions set forth in this Amendment;
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:
1.Amendments to Existing Agreement.

(a)    The definition of “Liquidity Termination Date” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:
“Liquidity Termination Date” means April 28, 2017.
(b)     The definition of “Concentration Limit” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:
“Concentration Limit” means, in each case without duplication:
(a)     for all Receivables that require payment (i) within 66-90 days after the original invoice date therefor, an amount equal to 5% of the aggregate Outstanding Balance of all Eligible Receivables at such time, and (ii) within 91-120 days after the original invoice date therefor, an amount equal to 5% of the aggregate Outstanding Balance of all Eligible Receivables at such time;
(b)    for any Obligor and its Affiliates considered as if they were one and the same Obligor, at any time, in relation to the aggregate Outstanding Balance of Receivables owed by any such single Obligor and its Affiliates (if any), the applicable concentration limit determined according to the following table, based on the short term unsecured debt ratings currently assigned to such Obligor by S&P and Moody’s (or in the absence thereof, the equivalent long term unsecured senior debt ratings):

Exhibit 10.01

Short-Term S&P Rating	Long-Term S&P Rating	Short-Term Moody’s Rating	Long-Term Moody’s Rating	Allowable % of Net Eligible Receivables (“Concentration Limit”)
A-1+	AAA	P-1	Aaa	10%
A-1	AA+, AA, AA- or A+	P-1	Aa1, Aa2, Aa3 or A1	8%
A-2	A, A- or BBB+	P-2	A2, A3 or Baa1	6.25%
A-3	BBB or BBB-	P-3	Baa2 or Baa3	4.15%
Below A-3 or Not Rated by either S&P or Moody’s	Below BBB- or Not Rated by either S&P or Moody’s	Below P-3 or Not Rated by either S&P or Moody’s	Below Baa3 or Not Rated by either S&P or Moody’s
2.5%; provided that up to two such Obligors may exceed 2.5% (but in no event exceed 3.1%) so long as (i) each other such Obligor is less than 2.5% and (ii) the sum of the percentages for the five Obligors within this category with the highest percentages (including any Obligor(s) with a percentage in excess of 2.5%) shall not exceed 12.5%.

; provided, however, that (a) if any Obligor has a split rating, the applicable rating will be the lower of the two, (b) if any Obligor is not rated by either S&P or Moody’s, the applicable Concentration Limit shall be the one set forth in the last line of the table above, and (c) upon Seller’s request from time to time, the Agents may agree to a higher percentage of Eligible Receivables for a particular Obligor and its Affiliates (each such higher percentage, a “Special Concentration Limit”), it being understood that any Special Concentration Limit may require consent of the rating agencies that rate the Conduits’ Commercial Paper, may be conditioned upon an increase in the Required Reserve Factor Floor, and/or may be cancelled by the Administrative Agent at the request of either Co-Agent upon not less than five (5) Business Days’ written notice from the Agents to the Seller Parties; and
(c)    for all Receivables the Obligor of which, if a natural person, is not a resident of the United States or, if a corporation or other business organization, is either not organized under the laws of the United States or any political subdivision thereof or does not have its chief executive office in the United States, an amount equal to 5% of the aggregate Outstanding Balance of all Eligible Receivables at such time.
(c)    clause (2) of the definition of “Eligible Receivable” in Exhibit I to the Existing Agreement is hereby deleted and replaced as follows:
(2)    a Receivable the Obligor of which (a) is not an Affiliate of any of the parties hereto, (b) is not a government or a governmental subdivision or agency, and (c) is not a Sanctioned Person,
(d)    clause (5) of the definition of “Eligible Receivable” in Exhibit I to the Existing Agreement is hereby deleted and replaced as follows:
(5)    subject to the limitations set forth in clause (a) of the definition of “Concentration Limit,” a Receivable which arises under a Contract that requires payment within 120 days after the original invoice date therefor and has not had its payment terms extended,

Exhibit 10.01

2. Representations and Warranties. In order to induce the other parties to agree to this Amendment, ECFC hereby represents and warrants that (a) after giving effect to the amendments set forth in Section 1 above, the representations and warranties set forth in Section 5.1 of the Existing Agreement are true and correct in all material respects on and as of the date hereof, and (b) no event has occurred and is continuing that constitutes a Servicer Default or Potential Servicer Default.

3. Conditions Precedent. This Amendment will become effective as of the date first above written upon (a) payment by Seller to the Victory Agent of all amounts payable under the “Amendment Fee Letter” entered into on the date hereof in connection herewith, (b) receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto, and (c) payment of BTMU’s reasonable out of pocket expenses in connection with the preparation of this Amendment and related documents.

4. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO ANY CONFLICT OF LAW PRINCIPLES.

5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE AGREEMENT.

6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). A facsimile or .pdf copy of a signed counterpart hereof shall have the same force and effect as an original.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

<Signature pages follow>

Exhibit 10.01

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or signatories as of the date hereof.

EASTMAN CHEMICAL FINANCIAL CORPORATION,
as Seller and Initial Servicer

By:
Name:
Title:

Exhibit 10.01

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Victory Liquidity Bank

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as Victory Agent and Administrative Agent

By:
Name:
Title: